                       Oppenheimer Champion Income Fund
                          Oppenheimer Discovery Fund
                       Oppenheimer Emerging Growth Fund
                            Oppenheimer Global Fund
                     Oppenheimer Global Opportunities Fund
                         Oppenheimer Global Value Fund
                   Oppenheimer Small- & Mid- Cap Value Fund

                 Prospectus Supplement dated October 14, 2008

     This supplement amends the Prospectus of each of the above referenced funds
(each a "Fund") and is in addition to any other  supplements.  The Prospectus of each Fund is amended by adding the following:

Effective January 1, 2009, the 2% redemption fee imposed on the proceeds of shares  redeemed  (by sale or  exchange)  within  30 days of their  purchase  is discontinued. The Fund's other policies and procedures with respect to excessive short-term trading remain in full effect.

October 14, 2008                                                   PS0000.045